UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: October 3, 2011

GTX CORP
(Exact name of registrant as specified in its charter)

Nevada	000-53046	98-0493446
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

117 W. 9th Street, #1214 Los Angeles, California		90015
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(213) 489-3019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS: ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

 On October 3, 2011, GTX Corp (the “Registrant”) accepted the resignation, dated October 3, 2011, of Murray Williams as the Chief Financial Officer and Corporate Secretary of the Registrant.

Alex McKean has been named Interim Chief Financial Officer and Carla Collignon has been promoted to Vice President of Finance.

Alex McKean currently is also the chief financial officer of Encore Brands, Inc, a position he has held since October 2009.  Previous to that, he acted as an independent management consultant under his own firm, McKean Financial Consulting as well as an independent contractor with Robert Half International and Ajilon Finance. Prior to establishing his own firm, during 2004-2007 Mr. McKean was with Parson Consulting working in such areas as: strategy, financial modeling, SEC filings, process management and Sarbanes Oxley. Mr. McKean has held positions as a Controller and VP of Finance at 24:7 Film from 2002-2004, VP of Finance at InternetStudios.com from 2000-2002, Director of FP&A/SVP at Franchise Mortgage Acceptance Company from 1998-2000, as Corporate Accounting Manager/Treasurer of Polygram Filmed Entertainment from 1996-1998 and Assistant Treasurer/Controller for State Street Bank from 1989-1996. Mr. McKean holds an International MBA from Thunderbird's School of Global Management and undergraduate degrees in Finance and Political Science from Trinity University.

Carla Collignon began her career with GTX Corp as Controller in March 2008.  As Vice President of Finance she is responsible for the financial accounting, SEC reporting and human resources of the Company.  Previous to working with the Registrant, Ms. Collignon was the Controller at Interactive Television Networks, Inc., a public company and a leading provider of Internet Protocol Television hardware, programming software and interactive networks.  Ms. Collignon has also been the controller at Sage Community Group, a developer of land and master planned communities, as well as working as an independent financial consultant to several private and publicly held small businesses, assisting in their financial accounting, budgeting and SEC reporting.  Ms. Collignon has also worked a combined 8 years in the public accounting industry at KPMG, Ernst & Young and Corbin & Wertz.  While working at KPMG, Ms. Collignon received her CPA.  Ms. Collignon holds a bachelor’s degree in business administration from the University of Arizona.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTX CORP

October 7, 2011	By:	/s/ Patrick E. Bertagna
Name: Patrick E. Bertagna
Title: Chief Executive Officer